Morgan Stanley Variable Investment Series
                     Item 77(o) 10f-3 Transactions
                   July 1, 2002 - December 31, 2002


AGGRESSIVE EQUITY PORTFOLIO

         Date     Price    Shares  %of      Total         Purcha
Security of       Of       Purcha  Assets   Issued        sed    Broker
         Purcha   Shares   sed                            By
         se                                               Fund

WellChoi 11/07/   $25.00   1,400   0.518%   $417,369,57   0.008% Credit
ce Inc.  02                                 5                    Suisse
                                                                 First
                                                                 Boston;
                                                                 UBS
                                                                 Warburg;
                                                                 Bear,
                                                                 Stearns;
                                                                 Goldman,
                                                                 Sachs;
                                                                 JPMorgan
                                                                 Secs;
                                                                 Salomon
                                                                 Smith
                                                                 Barney;
                                                                 Blaylock
                                                                 &
                                                                 Partners
                                                                 ; The
                                                                 Williams
                                                                 Capital
                                                                 Group;
                                                                 BNY
                                                                 Capital
                                                                 Markets;
                                                                 Dowling
                                                                 &
                                                                 Partners
                                                                 Secs;
                                                                 Fox-
                                                                 Pitt,
                                                                 Kelton
                                                                 Inc.;
                                                                 Invermed
                                                                 Associat
                                                                 es ;
                                                                 Leerink
                                                                 Swann &
                                                                 Company;
                                                                 Legg
                                                                 Mason
                                                                 Wood
                                                                 Walker;
                                                                 Muriel
                                                                 Siebert
                                                                 & Co.;
                                                                 Prudenti
                                                                 al Secs;
                                                                 Ramirez
                                                                 & Co.;
                                                                 Raymond
                                                                 James &
                                                                 Assoc;
                                                                 SG Cowen
                                                                 Secs

Safeco   11/14/   $33.00   3,500   1.650%   $300,300,00   0.038% Goldman,
Corp.    02                                 0                    Sachs;
                                                                 Lehman
                                                                 Bros.;
                                                                 Credit
                                                                 Suisse
                                                                 First
                                                                 Boston

Chicago  12/05/   $35.00   800     0.377%   $166,287,45   0.017% UBS
Mercanti 02                                 0                    Warburg;
le                                                               Salomon
Exchange                                                         Smith
                                                                 Barney;
                                                                 JPMorgan
                                                                 Secs;
                                                                 William
                                                                 Blair &
                                                                 Co.;
                                                                 Cazenove
                                                                 Incorpor
                                                                 ated;
                                                                 Chatswor
                                                                 th Secs;
                                                                 CMG
                                                                 Institut
                                                                 ional
                                                                 Trading;
                                                                 E*Trade
                                                                 Secs;
                                                                 Melvin
                                                                 Secs;
                                                                 The
                                                                 Williams
                                                                 Capital
                                                                 Group


EQUITY PORTFOLIO

Security Date     Price    Shares  %of      Total         Purcha Broker
         of       Of       Purcha  Assets   Issued        sed
         Purcha   Shares   sed                            By
         se                                               Fund

WellChoi 11/07/   $25.00   17,500  0.043%   $417,369,57   0.105% Credit
ce Inc.  02                                 5                    Suisse
                                                                 First
                                                                 Boston;
                                                                 UBS
                                                                 Warburg;
                                                                 Bear,
                                                                 Stearns;
                                                                 Goldman,
                                                                 Sachs;
                                                                 JPMorgan
                                                                 ;
                                                                 Salomon
                                                                 Smith
                                                                 Barney;
                                                                 Blaylock
                                                                 &
                                                                 Partners
                                                                 ; The
                                                                 Williams
                                                                 Capital
                                                                 Group

Safeco   11/14/   $33.00   85,300  0.136%   $300,300,00   0.937% Goldman,
Corp.    02                                 0                    Sachs;
                                                                 Lehman
                                                                 Bros.;
                                                                 Credit
                                                                 Suisse
                                                                 First
                                                                 Boston;
                                                                 Dowling
                                                                 &
                                                                 Partners
                                                                 Secs;
                                                                 Janney
                                                                 Montgome
                                                                 ry
                                                                 Scott;
                                                                 McAdams
                                                                 Wright
                                                                 Ragen;
                                                                 Sandler
                                                                 O'Neill
                                                                 &
                                                                 Partners

Chicago  12/05/   $35.00   9,500   0.031%   $166,287,45   0.200% UBS
Mercanti 02                                 0                    Warburg;
le                                                               Salomon
Exchange                                                         Smith
                                                                 Barney;
                                                                 JPMorgan
                                                                 Secs;
                                                                 William
                                                                 Blair &
                                                                 Company;
                                                                 Cazenove
                                                                 Incorpor
                                                                 ated;
                                                                 Chatswor
                                                                 th Secs;
                                                                 CMG
                                                                 Institut
                                                                 ional
                                                                 Trading;
                                                                 E*Trade
                                                                 Secs;
                                                                 Melvin
                                                                 Secs;
                                                                 The
                                                                 Williams
                                                                 Capital
                                                                 Group



LIMITED DURATION PORTFOLIO

Security Date     Price    Shares  %of      Total         Purcha Broker
         of       Of       Purcha  Assets   Issued        sed
         Purcha   Shares   sed                            By
         se                                               Fund

CVS      10/30/   $99.44   175,00  0.130%   $300,000,00   0.058% Credit
3.875%   02                0                0                    Suisse
11/01/20                                                         First
07                                                               Boston;
                                                                 Bear,
                                                                 Stearns;
                                                                 JPMorgan
                                                                 Secs



QUALITY INCOME PORTFOLIO

Security Date     Price    Shares  %of      Total         Purcha Broker
         of       Of       Purcha  Assets   Issued        sed
         Purcha   Shares   sed                            By
         se                                               Fund

Safeway  08/07/   $99.88   3,105,  0.61%    $800,000,00   0.388% Merrill
         02                000              0                    Lynch;
                                                                 Salomon
                                                                 Smith
                                                                 Barney;
                                                                 Goldman,
                                                                 Sachs;
                                                                 Credit
                                                                 Suisse
                                                                 First
                                                                 Boston;
                                                                 JPMorgan
                                                                 ;
                                                                 McDonald
                                                                 Investme
                                                                 nts
                                                                 Inc.;
                                                                 Muriel
                                                                 Siebert
                                                                 & Co.;
                                                                 U.S.
                                                                 Bancorp
                                                                 Piper
                                                                 Jaffray;
                                                                 Wells
                                                                 Fargo
                                                                 Brokerag
                                                                 e
                                                                 Services

Cox      09/17/   $99.26   2,205,  0.42%    $992,630,00   0.222% JPMorgan
Communic 02                000              0                    ;
ations                                                           Salomon
                                                                 Smith
                                                                 Barney;
                                                                 Banc of
                                                                 America
                                                                 Secs;
                                                                 BNY
                                                                 Capital
                                                                 Mkts;
                                                                 Fleet
                                                                 Secs;
                                                                 Lehman
                                                                 Bros;
                                                                 Merrill
                                                                 Lynch;
                                                                 SunTrust
                                                                 Robinson
                                                                 Humphrey
                                                                 ;
                                                                 Wachovia
                                                                 Secs

Inco     09/18/   $99.55   1,575,  0.30%    $400,000,00   0.394% Merrill
7.25     02                000              0                    Lynch;
09/15/20                                                         Salomon
32                                                               Smith
                                                                 Barney;
                                                                 Credit
                                                                 Suisse
                                                                 First
                                                                 Boston

CVS      10/30/   $99.44   970,00  0.190%   $300,000,00   0.323% Credit
3.875%   02                0                0                    Suisse
11/01/20                                                         First
07                                                               Boston;
                                                                 Bear,
                                                                 Stearns;
                                                                 JPMorgan
                                                                 Secs

Internat 10/24/   $99.84   1,005,  0.200%   $1,000,000,   0.101% JP
ional    02                000              000                  Morgan
Paper                                                            Secs;
                                                                 Deutsche
                                                                 Bank
                                                                 Secs;
                                                                 Merrill
                                                                 Lynch,
                                                                 Pierce
                                                                 Fenner &
                                                                 Smith;
                                                                 Salomon
                                                                 Smith
                                                                 Barney;
                                                                 Banc of
                                                                 America
                                                                 Secs;
                                                                 BNP
                                                                 Paribas
                                                                 Secs;
                                                                 Commerzb
                                                                 ank
                                                                 Capital
                                                                 Mkts;
                                                                 Credit
                                                                 Suisse
                                                                 First
                                                                 Boston;
                                                                 Tokyo-
                                                                 Mitsubis
                                                                 hi Intl;
                                                                 UBS
                                                                 Warburg



STRATEGIST PORTFOLIO

Security Date     Price    Shares  %of      Total         Purcha Broker
         of       Of       Purcha  Assets   Issued        sed
         Purcha   Shares   sed                            By
         se                                               Fund

Safeway  08/07/   $99.88   215,00  0.23%    $800,000,00   0.027% Merrill
         02                0                0                    Lynch;
                                                                 Salomon
                                                                 Smith
                                                                 Barney;
                                                                 Goldman,
                                                                 Sachs;
                                                                 Credit
                                                                 Suisse
                                                                 First
                                                                 Boston;
                                                                 JPMorgan
                                                                 ;
                                                                 McDonald
                                                                 Investme
                                                                 nts
                                                                 Inc.;
                                                                 Muriel
                                                                 Siebert
                                                                 & Co.;
                                                                 U.S.
                                                                 Bancorp
                                                                 Piper
                                                                 Jaffray;
                                                                 Wells
                                                                 Fargo
                                                                 Brokerag
                                                                 e
                                                                 Services

Cox      09/17/   $99.26   135,00  0.15%    $992,630,00   0.014% JPMorgan
Communic 02                0                0                    ;
ations                                                           Salomon
                                                                 Smith
                                                                 Barney;
                                                                 Banc of
                                                                 America
                                                                 Secs;
                                                                 BNY
                                                                 Capital
                                                                 Mkts;
                                                                 Fleet
                                                                 Secs;
                                                                 Lehman
                                                                 Bros;
                                                                 Merrill
                                                                 Lynch;
                                                                 SunTrust
                                                                 Robinson
                                                                 Humphrey
                                                                 ;
                                                                 Wachovia
                                                                 Secs

Inco     09/18/   $99.55   110,00  0.12%    $400,000,00   0.028% Merrill
7.25     02                0                0                    Lynch;
09/15/20                                                         Salomon
32                                                               Smith
                                                                 Barney;
                                                                 Credit
                                                                 Suisse
                                                                 First
                                                                 Boston

Internat 10/24/   $99.84   65,000  0.08%    $1,000,000,   0.007% JP
ional    02                                 000                  Morgan
Paper                                                            Secs;
5.85%                                                            Deutsche
10/30/20                                                         Bank
12                                                               Secs;
                                                                 Merrill
                                                                 Lynch,
                                                                 Pierce
                                                                 Fenner &
                                                                 Smith;
                                                                 Salomon
                                                                 Smith
                                                                 Barney;
                                                                 Banc of
                                                                 America
                                                                 Secs;
                                                                 BNP
                                                                 Paribas
                                                                 Secs;
                                                                 Commerzb
                                                                 ank
                                                                 Capital
                                                                 Mkts;
                                                                 Credit
                                                                 Suisse
                                                                 First
                                                                 Boston;
                                                                 Tokyo-
                                                                 Mitsubis
                                                                 hi Intl;
                                                                 UBS
                                                                 Warburg


UTILITIES PORTFOLIO

Securit  Date of  Price    Shares  %of      Total         Purcha Broker
y        Purchas  Of       Purcha  Assets   Issued        sed
         e        Shares   sed                            By
                                                          Fund

Dominio  10/15/0  $40.50   100,00  1.948%   $1,073,250,   0.377% Merrill
n        2                 0                000                  Lynch,
Resourc                                                          Pierce,
es                                                               Fenner &
                                                                 Smith;
                                                                 Banc of
                                                                 America
                                                                 Secs;
                                                                 Goldman,
                                                                 Sachs;
                                                                 Salomon
                                                                 Smith
                                                                 Barney;
                                                                 Wachovia
                                                                 Secs;
                                                                 Credit
                                                                 Suisse
                                                                 First
                                                                 Boston;
                                                                 Gerard
                                                                 Klauer
                                                                 Mattison
                                                                 & Co.;
                                                                 Lehman
                                                                 Bros.;
                                                                 McDonald
                                                                 Investme
                                                                 nts;
                                                                 Scotia
                                                                 Capital
                                                                 (US);
                                                                 UBS
                                                                 Warburg;
                                                                 BB&T
                                                                 Capital
                                                                 Mkts, a
                                                                 division
                                                                 of Scott
                                                                 &
                                                                 Stringfe
                                                                 llow